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                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND

                             (SERIES PORTFOLIOS OF
                            AIM EQUITY FUNDS, INC.)

                      Supplement dated September 20 , 1995
                     to the Prospectus dated June 15, 1995


         The second sentence of the second paragraph under the caption "Management - Portfolio Managers" on page 15 of the Prospectus is revised to read in its entirety as follows:

         "Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since 1991."

         The third paragraph under the caption "Management - Portfolio Managers" on page 15 of the Prospectus is revised to read in its entirety as follows:

         "Jonathan C. Schoolar, David P. Barnard and Robert M. Kippes are primarily responsible for the day-to-day management of Weingarten. Mr. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1987. He has been associated with AIM and/or its affiliates since 1986 and has 12 years of experience as an investment professional. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1986. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 21 years of experience as an investment professional. Mr. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has 6 years of experience as an investment professional."